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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549




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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported)   September 18, 1998


                           MONARCH DENTAL CORPORATION

               (Exact Name of Registrant as Specified in Charter)



       Delaware                    0-22835                       51-0363560
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    (State or Other             (Commission                  (IRS Employer
     Jurisdiction               File Number)               Identification No.)
    of Incorporation)


            4201 Spring Valley Road, Suite 320, Dallas, Texas 75244
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              (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code  (972) 702-7446


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 2.    Acquisition or Disposition of Assets.

         On September 18, 1998, Monarch Dental Corporation (the "Company") acquired certain dental assets of Talbert Medical Management Corporation ("Talbert") which operated dental offices in Utah, Arizona and California. Simultaneous with the closing of this transaction, the Company completed the sale of the California dental offices to Community Dental Services, Inc. After the divestiture of the California dental offices, the Talbert acquisition encompassed 10 dental offices with 32 dentists. The acquisition was structured as a merger between a subsidiary of the Company and Talbert. The Company intends to continue to operate Talbert as a dental practice.

       In the acquisition, the Company paid approximately $7.2 million in cash. The Company utilized its credit facility with a bank syndicate to fund the purchase. Additional consideration of up to $400,000 determined by an agreed upon formula will be paid to Talbert within sixty days following the consummation of the sale of the California dental offices. The purchase price was determined by negotiations between the parties.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.


         (c)   Exhibits.

               2.1 Asset Purchase Agreement, dated as of September 1, 1998, by and among Monarch Dental Associates (Utah), Inc., Robert Anderson, D.D.S., Inc., James Brodahl, D.D.S., Inc., Larry Kaban, D.D.S., Inc., John Whitley, D.D.S., Inc., Talbert Dental Group, P.C., Talbert Dental Group, Inc. and Talbert Medical Management Corporation (excluding schedules, which the Registrant agrees to furnish supplementally to the Commission upon request)
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Monarch Dental Corporation
                                 (Registrant)


Date: October 2, 1998                    By: /s/ Steven G. Peterson
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                                             Name: Steven G. Peterson
                                             Title: Chief Financial Officer
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                                 EXHIBIT INDEX
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Exhibit Index              Description
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    2.1                    Asset Purchase Agreement, dated as of September 1,
                           1998, by and among Monarch Dental Associates (Utah), Inc., Robert Anderson, D.D.S., Inc., James Brodahl, D.D.S., Inc., Larry Kaban, D.D.S., Inc., John Whitley, D.D.S., Inc., Talbert Dental Group, P.C., Talbert Dental Group, Inc. and Talbert Medical Management Corporation (excluding schedules, which the Registrant agrees to furnish supplementally to the Commission upon request)